John Hancock Series Trust

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

dated March 1, 2007

Mid Cap Equity Fund

Under the heading “INVESTMENT ADVISORY AND OTHER SERVICES”, under the sub-heading “Mid Cap Equity Fund”, the first, second and third paragraphs have been deleted and replaced with the following:

As compensation for its services under the Advisory Agreement, the Mid Cap Equity Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Average Daily Net Assets	Annual Rate
First $500,000,000	0.80%
Next $500,000,000	0.75%
Amount over $1,000,000,000	0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

The Adviser has agreed to limit the Fund’s expenses (excluding 12b-1 and transfer agent fees) to 0.90% of the Fund’s average daily net assets until February 29, 2008. The Adviser has contractually limited the Fund’s expenses for Class A, Class B and Class C to 1.38%, 2.05% and 1.98%, respectively, of the Fund’s average daily net assets from April 20, 2007 through May 31, 2008. The Adviser reserves the right to terminate these limitations in the future.

November 13, 2007